Prospectus Supplement

December 13, 2018

Morgan Stanley Institutional Fund Trust

Supplement dated December 13, 2018 to the Morgan Stanley Institutional Fund Trust Prospectus dated January 31, 2018

Mid Cap Growth Portfolio (the "Fund")

Important Notice Regarding Change in Investment Policy

At a meeting held on December 4-5, 2018, the Board of Trustees of Morgan Stanley Institutional Fund Trust approved various changes to the Fund, including revising its name and modifying its principal investment strategies, each change effective February 11, 2019 (the "Effective Date").

Currently, under normal circumstances, in seeking to achieve the Fund's investment objective of long-term capital growth, the Fund invests primarily in established and emerging companies with capitalizations within the range of companies included in the Russell Midcap® Growth Index, and invests at least 80% of its assets in common stocks of mid cap companies.

On the Effective Date, the Fund's principal investment policy will change such that the Fund will, under normal circumstances, seek to achieve its investment objective of long-term capital growth by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell Midcap® Growth Index, which as of December 31, 2017 was between $388.9 million and $35 billion.

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Accordingly, on the Effective Date, the Prospectus is hereby amended as follows:

All references to "Mid Cap Growth Portfolio" in the Prospectus are hereby deleted and replaced with "Discovery Portfolio."

The first three sentences of the first paragraph of the section of the Prospectus entitled "Fund Summary—Principal Investment Strategies" are hereby deleted and replaced with the following:

Under normal circumstances, the Fund's Adviser seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell Midcap® Growth Index, which as of December 31, 2017 was between $388.9 million and $35 billion.

The first paragraph of the section of the Prospectus entitled "Details of the Fund—Process" is hereby deleted.

The second sentence of the first paragraph of the section of the Prospectus entitled "Additional Information about the Fund's Investment Strategies and Related Risks—Derivatives" is hereby deleted and replaced with the following:

Derivative instruments used by the Fund will be counted toward the Fund's exposure in the types of securities listed herein to the extent they have economic characteristics similar to such securities.

Please retain this supplement for future reference.

  IFTMCGPROSPT 12/18

Statement of Additional Information Supplement

December 13, 2018

Morgan Stanley Institutional Fund Trust

Supplement dated December 13, 2018 to the Morgan Stanley Institutional Fund Trust Statement of Additional Information dated January 31, 2018

Mid Cap Growth Portfolio (the "Fund")

At a meeting held on December 4-5, 2018, the Board of Trustees of Morgan Stanley Institutional Fund Trust approved various changes to the Fund, including revising its name and modifying its principal investment strategies, each change effective February 11, 2019 (the "Effective Date").

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Accordingly, on the Effective Date, the Statement of Additional Information is hereby amended as follows:

All references to "Mid Cap Growth Portfolio" in the Statement of Additional Information are hereby deleted and replaced with "Discovery Portfolio."

Please retain this supplement for future reference.